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                                                                      Exhibit 24

                        MCCORMICK & COMPANY, INCORPORATED

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officers and directors of McCORMICK & COMPANY, INCORPORATED, a Maryland corporation, hereby constitute and appoint ROBERT J. LAWLESS, CARROLL D. NORDHOFF and ROBERT W. SKELTON., and each of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorney-in-fact, and in any one or more of them, to sign for the undersigned, and in their respective names as officers and directors of the Company, a registration statement of the Company on Form S-8 to be filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, and to any amendment or amendments to such registration statement, in the matter of shares offered under the McCormick & Company, Incorporated Deferred Compensation Plan, hereby ratifying and confirming all acts taken by such agents and attorney-in-fact, or any one or more of them, as herein authorized.

Dated:

December 20, 1999                  _________________________________
                                   Robert J. Lawless
                                   Chairman, President & Chief Executive Officer
                                     (Principal Executive Officer & Director)


December 20, 1999                  _________________________________
                                   Francis A. Contino
                                   Executive Vice President &
                                     Chief Financial Officer
                                   (Principal Financial Officer & Director)


December 20, 1999                  _________________________________
                                   J. Allan Anderson
                                   Vice President & Controller
                                   (Principal Accounting Officer)



December 20, 1999                  _________________________________
                                   James T. Brady, Director



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December 20, 1999                  ______________________________
                                   Robert G. Davey, Director


December 20, 1999                  ________________________________
                                   Edward S. Dunn, Jr., Director


December 20, 1999                  _________________________________
                                   Freeman A. Hrabowski, III, Director


December 20, 1999                  _________________________________
                                   Carroll D. Nordhoff, Director


December 20, 1999                  _________________________________
                                   Robert W. Schroeder, Director


December 20, 1999                  _________________________________
                                   William E. Stevens, Director


December 20, 1999                  _________________________________
                                   Karen D. Weatherholtz, Director